Exhibit 99.1

China Direct Commences Magnesium Production at Two New China Facilities Adding 14,000 Metric Tons of Annual Capacity

DEERFIELD BEACH, Fla., May 12,2008 China Direct, Inc. (Nasdaq: CDS), a U.S. company that owns controlling stakes in a diversified portfolio of Chinese entities and assists Chinese businesses in accessing the U.S. capital markets, today announced that two of its China subsidiaries have commenced operations at their newly constructed magnesium production facilities located in China. Pan Asia Magnesium Company, Limited (“Pan Asia”) has commenced production at its third 6,000 metric ton magnesium manufacturing facility and Baotou Changxin Magnesium Company, Limited (“Baotou Changxin”) has commenced production at its first 8,000 metric ton magnesium manufacturing facility.

Pan Asia has now reached its planned annual magnesium production capacity of 18,000 metric tons on an annual basis. Management estimates that Pan Asia will be capable of generating annual revenues of approximately $60 million per year assuming an average price for magnesium of $3,500 per metric ton.

Baotou Changxin can now produce 8,000 metric tons of magnesium on an annual basis. Management expects Baotou Changxin to commence production of an additional 4,000 metric tons of magnesium in June of 2008, bringing the total annual production capacity at Baotou Changxin to 12,000 metric tons in June of 2008. Management further estimates that Baotou Changxin will be capable of generating annual revenues of approximately $42 million per year assuming an average price for magnesium of $3,500 per metric ton.

With the additional magnesium production capacity at Pan Asia and Baotou Changxin, China Direct will have manufacturing capability to produce approximately 50,000 metric tons of magnesium on an annual basis in June of 2008.

Commenting on the completion of the Pan Asia and Baotou Changxin facilities, Dr. James Wang, Chairman and CEO of China Direct, stated, “We have accelerated China Direct’s investment in our magnesium segment, as we continue to see industry trends remaining favorable if not gaining momentum for the foreseeable future. We believe the demand for resources will remain strong and current price levels are sustainable for the foreseeable future. Additionally, the Chinese government has recently closed down several magnesium producers using coal fueled energy generation facilities in Shanxi’s Yuncheng city area as they do not meet current environmental standards. We have invested significant capital to construct more energy efficient and environmentally responsible facilities and believe that we are well positioned in that regard. Further shut downs of other competitors may create supply disruptions which we believe would bolster magnesium prices. We expect our new production to be sold into a very strong pricing environment and as a result we anticipate operating margins to continue to trend higher in our magnesium segment. We intend to continue to position our magnesium segment to be a leading force in magnesium production worldwide as we remain committed to adopting more environmentally responsible and more energy efficient magnesium manufacturing technologies.”

About China Direct, Inc.

China Direct, Inc. (Nasdaq: CDS - News) is a diversified management and advisory services organization headquartered in the U.S. Our management services division acquires a controlling interest in entities operating in China. Our ownership control enables China Direct to provide management advice, as well as financing to Chinese entities. This infrastructure creates a platform to expand business opportunities globally while effectively and efficiently accessing the U.S. capital markets. Our advisory services division provides comprehensive advisory and consulting services to Chinese entities seeking to access the U.S. capital markets. As a direct link to China, China Direct serves as a vehicle allowing investors to directly participate in the rapid growth of the Chinese economy in a diversified and balanced manner. For more information about China Direct, please visit http://www.chinadirectinc.com.

Contact:

Investors:

Alan Sheinwald

HC International, LLC

Phone: (914) 669-0222

Email: Alan.Sheinwald@HCinternational.net

Or

For the Company:

China Direct, Inc.

Richard Galterio

Executive Vice President

Phone: 1-877-China-57

Email: rgalterio@cdii.net

DISCLOSURE NOTICE:

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, China Direct, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intends,” “plans,” “believes” and “projects”) may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our guidance and expectations regarding revenues, net income and earnings. In addition, any such statements are qualified in their entirety by reference to, and are accompanied by, the following key factors that have a direct bearing on our results of operations: our ability to identify and close acquisitions of operating companies in China in a cost effective manner that enhance our financial condition; our need for additional financing which we may not be able to obtain on acceptable terms, the dilutive effect additional capital raising efforts in future periods may have on our current shareholders and the increased interest expense in future periods related to additional debt financing; our ability to effectively integrate our acquisitions and to manage our growth and our inability to fully realize any anticipated benefits of acquired business; the value of the equity securities we accept as compensation is subject to adjustment which could result in losses to us in future periods; the Investment Company Act of 1940 which limits the value of securities we can accept as payment for our business consulting services which may limit our future revenues; our acquisition efforts in future periods may be dilutive to our then current shareholders; our dependence on certain key personnel; the lack various legal protections in certain agreements to which we are a party and which are material to our operations which are customarily contained in similar contracts prepared in the United States; our ability to assure that related party transactions are fair to our company. Chang Magnesium’s chief executive officer is also chief executive officer of a group of companies which directly compete with Chang Magnesium; the risks and hazards inherent in the mining industry on the operations of our basic materials segment; the effect of changes resulting from the political and economic policies of the Chinese government on our assets and operations located in the PRC. The influence of the Chinese government over the manner in which our Chinese subsidiaries must conduct our business activities; the impact on future inflation in China on economic activity in China; the impact of any recurrence of severe acute respiratory syndrome, or SAR’s, or another widespread public health problem; the limitation on our ability to receive and use our revenues effectively as a result of restrictions on currency exchange in China; our ability to enforce our rights due to policies regarding the regulation of foreign investments in China; our ability to comply with the United States Foreign Corrupt Practices Act which could subject us to penalties and other adverse consequences; our ability to establish adequate management, legal and financial controls in the PRC; the provisions of our articles of incorporation and bylaws which may delay or prevent a takeover which may not be in the best interests of our shareholders; and the adverse impact of various policies recently adopted by the PRC which seek to minimize pollution by limiting the operation of specific polluting agents commencing on June 1, 2008 in advance of the Beijing Olympics to be held during August 2008. We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This press release is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2007 and our reports on Form 10-Q.